UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2012 (May 15, 2012)

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Filing”) of Protective Life Corporation (“Protective”) filed with the Securities and Exchange Commission on May 18, 2012.  Protective is filing this Amendment to correct an inadvertent technical error in the numbering of the exhibits listed under Item 9.01 and in the exhibit index to the Original Filing, and to correct the corresponding numbering of the exhibits to the Original Filing.  The Original Filing is not modified in any other respects.

Item 1.01              Entry into a Material Definitive Agreement

Purchase Agreement — Public Offering of Subordinated Debentures

On May 15, 2012, Protective Life Corporation, a Delaware corporation (“Protective”), entered into a purchase agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), for the issuance and sale by Protective of $250 million in aggregate principal amount of Protective’s 6.25% Subordinated Debentures due 2042 (the “Debentures”).  Pursuant to the Purchase Agreement, Protective also granted the Underwriters the right to purchase an additional $37.5 million aggregate principal amount of the Debentures within 30 days of May 15, 2012 to cover overallotments, if any.

The closing of the issuance and sale by Protective of $250 million in aggregate principal amount of the Debentures occurred on May 18, 2012.  The Debentures were offered and sold pursuant to Protective’s shelf registration statement on Form S-3 (File No. 333-175224) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on June 29, 2011, and a related Prospectus Supplement dated May 15, 2012, which was filed with the SEC on May 16, 2012.

The net proceeds from the sale of the Debentures are approximately $241.4 million, after giving effect to the underwriting discount and estimated expenses of the offering.  If the Underwriters exercise their overallotment option, Protective will receive up to approximately $277.7 million in net proceeds from the offering.  Protective intends to use the net proceeds from the offering of the Debentures, together with cash on hand and a draw of approximately $15.0 million under Protective’s existing revolving credit facility, to redeem: (i) all $100.0 million of the 7.50% Trust Originated Preferred SecuritiesSM due 2031 issued by PLC Capital Trust III, a subsidiary of Protective, (ii) all $115.0 million of the 7.25% Trust Originated Preferred SecuritiesSM due 2032 issued by PLC Capital Trust IV, a subsidiary of Protective, and (iii) assuming no exercise of the Underwriters’ overallotment option, $50.0 million of the $200.0 million in outstanding 7.25% Capital Securities due 2066 issued by Protective.  Protective intends to use some or all of the net proceeds from any exercise of the Underwriters’ overallotment option to redeem additional amounts of Protective’s 7.25% Capital Securities due 2066, with the remainder, if any, of such net proceeds to be used for general working capital purposes.

The Purchase Agreement with the Underwriters includes customary representations, warranties and covenants by Protective.  It also provides for customary indemnification by each of Protective and the Underwriters against certain liabilities arising out of or in connection with the sale of the Debentures.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Subordinated Debentures — Supplemental Indenture

The Debentures were issued under a Subordinated Indenture dated June 1, 1994 (the “Base Indenture”) between Protective and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), as supplemented by Supplemental Indenture No. 9, dated as of May 18, 2012 (“Supplemental Indenture No. 9,” and together with the Base Indenture, the “Indenture”).

The Debentures bear interest at a fixed annual rate of 6.25%, accruing from the original date of issuance. Protective will pay interest on the Debentures quarterly in arrears on February 15, May 15, August 15 and

November 15 of each year, commencing on August 15, 2012.  So long as no event of default with respect to the Debentures has occurred and is continuing, Protective has the right, on one or more occasions, to defer the payment of interest on the Debentures, as described in Supplemental Indenture No. 9, for up to five consecutive years without giving rise to an event of default.  During a deferral period, interest will continue to accrue at the interest rate on the Debentures, compounded quarterly as of each interest payment date to the extent permitted by applicable law.

The Debentures mature on May 15, 2042.  However, Protective may redeem the Debentures, in whole but not in part, at any time prior to May 15, 2017, within 90 days of the occurrence of a “tax event” (as described in Supplemental Indenture No. 9) at a redemption price equal to $26 per $25 in principal amount of Debentures being redeemed, plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption. On or after May 15, 2017, Protective may redeem the Debentures, in whole or in part, at their principal amount plus accrued and unpaid interest (including compounded interest, if any) to, but excluding, the date of redemption.

The Indenture contains customary events of default, subject to the interest deferral provisions. If an event of default under the Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Debentures may declare the principal amount of and accrued but unpaid interest on the Debentures to be immediately due and payable; provided, that if an event of default arising from an event of bankruptcy, insolvency or receivership has occurred, then the principal of and accrued and unpaid interest on the Debentures will automatically become immediately due and payable without any action by the Trustee or the holders of the Debentures.

The Debentures are unsecured, subordinated obligations of Protective and rank junior in right of payment and upon liquidation to all of Protective’s existing and future “senior indebtedness” (as defined in the Indenture).  In addition, the Debentures are effectively subordinated to all of the existing and future indebtedness and other liabilities of Protective’s subsidiaries, including obligations to policyholders.  The Debentures rank equally with (i) Protective’s existing 7.50% Trust Originated Preferred SecuritiesSM due 2031 and related debentures, which Protective intends to repurchase with the net proceeds from the offering of the Debentures, (ii) Protective’s existing 7.25% Trust Originated Preferred SecuritiesSM due 2032 and related debentures, which Protective intends to repurchase with the net proceeds from the offering of the Debentures, (iii) Protective’s existing 6 1/8% Trust Originated Preferred SecuritiesSM due 2034 and related debentures, (iv) indebtedness incurred for the purchase of goods or material or for services obtained in the ordinary course of business, (v) indebtedness owed by Protective to its subsidiaries and (vi) any indebtedness the terms of which provide that such indebtedness ranks equally with the Debentures.  The Debentures rank senior in right of payment and liquidation to (i) Protective’s existing 7.25% Capital Securities due 2066, a portion of which Protective intends to repurchase with the net proceeds from the offering of the Debentures, and (ii) any indebtedness the terms of which provide that such indebtedness ranks junior to the Debentures.

The foregoing description of the Base Indenture, Supplemental Indenture No. 9 and the Debentures is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1, 4.2 and 4.3 and incorporated herein by reference.

Other Relationships

In the ordinary course of their respective businesses, certain of the Underwriters and their respective affiliates have provided, are providing, and may in the future provide distribution of Protective’s products or commercial banking, investment banking and financial advisory services to Protective and Protective’s affiliates for which they have in the past received, and may in the future receive, customary compensation and expense reimbursement.  In particular, Protective and its affiliates have the following relationships (other than in respect of the Purchase Agreement) with the Underwriters and their respective affiliates:

On April 16, 2008, Protective and its principal operating subsidiary, Protective Life Insurance Company (“Protective Life”), entered into a Second Amended and Restated Credit Agreement with the several lenders from time to time party thereto, and Regions Bank, as Administrative Agent, Regions Capital Markets, as Co-Lead Arranger and Sole Bookrunner, Wells Fargo Securities, LLC (as successor to Wachovia Capital Markets, LLC), as Co-Lead Arranger and Syndication Agent, and Bank of America, N.A. and Barclays Bank PLC, as Co-

Documentation Agents, to increase the lending commitment to a maximum principal amount of $500 million (the “Credit Facility”).  Protective and Protective Life have the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $600 million.  Wells Fargo Securities, LLC is a joint book-running manager in the offering of the Debentures, and Bank of America, N.A. and Barclays Bank PLC are affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., respectively, which are joint book-running managers in the offering of the Debentures.  Affiliates of Wells Fargo Securities, LLC are also lenders with respect to the Credit Facility and provide cash management services for Protective.

Protective Life and affiliates of Wells Fargo Securities, LLC and Citigroup Global Markets Inc. (which are joint book-running managers in the offering of the Debentures) are parties to an Amended and Restated Investment and Participation Agreement, and Protective is a party to a guaranty in favor of affiliates of Wells Fargo Securities, LLC and Citigroup Global Markets Inc. with respect to certain real property leased by Protective Life.

Bank of America, N.A., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, an affiliate of Barclays Capital Inc., U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc. (a senior co-manager in the offering of the Debentures), and The Bank of New York Mellon, an affiliate of BNY Mellon Capital Markets, LLC (a co-manager in the offering of the Debentures), are lenders with respect to the Credit Facility.  Affiliates of certain of the Underwriters may also from time to time be counterparties of Protective’s or Protective’s subsidiaries in derivatives transactions. Certain of the Underwriters or their affiliates may own securities that Protective intends to redeem as described herein and, as a result, would receive a portion of the net proceeds of the offering of the Debentures.

The Bank of New York Mellon Trust Company, N.A., an affiliate of BNY Capital Markets, LLC, is the trustee under the Indenture and is principal paying agent and registrar for the Debentures and serves as the trustee, registrar and paying agent for other outstanding debt securities of Protective.

Additionally, Protective owns fixed income securities of Wells Fargo & Company (an affiliate of Wells Fargo Securities, LLC), Bank of America Corporation (an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated), Barclays Bank PLC (an affiliate of Barclays Capital Inc.), Citigroup Inc. and related entities (affiliates of Citigroup Global Markets Inc.), Fifth Third Bancorp. and a related entity (affiliates of Fifth Third Securities, Inc., which is a senior co-manager in the offering of the Debentures), PNC Bank, National Association and related entities (affiliates of PNC Capital Markets LLC, which is a senior co-manager in the offering of the Debentures), U.S. Bancorp and related entities (affiliates of U.S. Bancorp Investments, Inc.) and Comerica Bank (an affiliate of Comerica Securities, Inc., which is a co-manager in the offering of Debentures), with a fair value at March 31, 2012 of approximately $112.8 million, $134.7 million, $63.4 million, $110.9 million, $16.8 million, $109.1 million, $46.3 million and $48.7 million, respectively.  However, approximately $63.5 million in aggregate amount of these securities fund reserves on risks that were ceded at March 31, 2012 by Protective’s subsidiaries to third parties pursuant to modified coinsurance agreements.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits.

The documents filed herewith are incorporated by reference into Protective’s Registration Statement on Form S-3, File Number 333-175224.

Exhibit No.	Description

1.1

Purchase Agreement dated May 15, 2012, between Protective Life Corporation and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1

Subordinated Indenture dated June 1, 1994 between Protective and AmSouth Bank, N.A., as trustee (incorporated by reference to Exhibit 4(h) to Protective’s Current Report on Form 8-K filed with the SEC on June 17, 1994).

4.2

Supplemental Indenture No. 9, dated as of May 18, 2012, between Protective Life Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Subordinated Indenture dated June 1, 1994.

4.3	Form of 6.25% Subordinated Debenture due 2042 (included in Exhibit 4.2).

5.1	Opinion of Nancy Kane, Esq.

8.1	Opinion of Maynard, Cooper & Gale, P.C.

23.1	Consent of Nancy Kane, Esq. (included in Exhibit 5.1).

23.2	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION

/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller and Chief Accounting Officer

Dated: May 21, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

1.1

Purchase Agreement dated May 15, 2012, between Protective Life Corporation and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.

4.1

Subordinated Indenture dated June 1, 1994 between Protective and AmSouth Bank, N.A., as trustee (incorporated by reference to Exhibit 4(h) to Protective’s Current Report on Form 8-K filed with the SEC on June 17, 1994).

4.2

Supplemental Indenture No. 9, dated as of May 18, 2012, between Protective Life Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee, supplementing the Subordinated Indenture dated June 1, 1994.

4.3	Form of 6.25% Subordinated Debenture due 2042 (included in Exhibit 4.2).

5.1	Opinion of Nancy Kane, Esq.

8.1	Opinion of Maynard, Cooper & Gale, P.C.

23.1	Consent of Nancy Kane, Esq. (included in Exhibit 5.1).

23.2	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 8.1).